Strive, Inc. (Nasdaq: ASST) and Semler Scientific (Nasdaq:SMLR) Announce Shareholder Approval for Acquisition of Semler Scientific
DALLAS, TX and CAMPBELL, CA January 13, 2026 /PRNewswire/ — Strive, Inc. (“Strive”) announces Semler Scientific, Inc. (“Semler Scientific”) stockholders voted to approve being acquired by Strive. As part of the all-stock transaction, Strive will acquire Semler Scientific’s 5,048.1 Bitcoin.
Strive also announces the purchase of 123 additional Bitcoin for its corporate treasury at an average price of $91,561 per Bitcoin, for a total purchase price of $11,264,000, inclusive of fees and expenses, bringing Strive’s total Bitcoin holdings to 7,749.8. Upon completion of the Semler Scientific acquisition, the combined company will hold 12,797.9 Bitcoin, surpassing both Tesla and Trump Media & Technology Group, becoming the 11th largest corporate holder of Bitcoin.
Strive also announced intentions within 12 months of the transaction close to monetize Semler Scientific’s operating business and pursue potential opportunities to retire the legacy Semler Scientific $100 million convertible note and $20 million Coinbase loan, subject to market conditions. This strategic direction maintains Strive’s focus on Bitcoin operations with a simple preferred equity only amplification corporate structure.
“I’m proud of the execution the Strive team has delivered for our shareholders, making history towards completing the first acquisition of a publicly traded Bitcoin treasury company,” said Matt Cole, Chairman & CEO of Strive. “The Semler Scientific deal will continue Strive’s leading yield generation since inception of our Bitcoin strategy, boosting our 2026 1st quarter Bitcoin yield to over 15%, and is a win for both Strive and Semler Scientific shareholders. We are showing the market how to execute with Bitcoin as your hurdle rate.”
During the November 2025 IPO of Strive’s preferred equity, SATA, Strive upsized the IPO from $125 million to $200 million and announced the IPO was over 2 times oversubscribed. Following the IPO, Strive received non-solicited inbound demand inquiries for $100M+ of new preferred equity issuance. Strive intends to issue substantially more SATA over the next 12 months as it executes its vision to retire the Semler Scientific legacy debt and maintain amplification exclusively through preferred equity.
“Strive is the second company in the world to have a publicly traded perpetual preferred equity instrument (SATA) powered by a Bitcoin balance sheet,” said Jeff Walton, Chief Risk Officer. “SATA is designed to offer a differentiated risk profile to fixed income investors, as the balance sheet is comprised of a transparent, digitally native asset, allowing risk to be observed and measured in real time, compared to more traditional balance sheets comprised of illiquid physical risks.”
In conjunction with the close of the merger, the board approved a 1-20 reverse split for shares of the Class A common stock and Class B common stock of the combined company.
“As we continue to build what we believe is one of the most compelling stories in corporate finance, we are focused on ensuring broad and inclusive access to our equity,” said Ben Werkman, Chief Investment Officer. “This proactive reverse split aligns our share price with institutional participation standards and opens our stock to a wider universe of investors.”
Strive intends to announce additional details with respect to the anticipated reverse split, including the expected effective date and the new CUSIP number of the Class A Common Stock, once available in an upcoming current report on Form 8-K.
Post-closing of the transaction, Semler Scientific Executive Chairman Eric Semler, will be joining the Board of Directors of Strive.
Cantor Fitzgerald is serving as financial advisor and Davis Polk & Wardwell is serving as legal counsel to Strive.
LionTree Advisors is serving as financial advisor and Goodwin Procter is serving as legal counsel to Semler Scientific.
About Strive, Inc. (Nasdaq: ASST)
Strive is the first publicly traded asset management Bitcoin treasury company. The Company is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive currently holds 7,749.8 Bitcoin.
Since launching its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.
Learn more at strive.com and follow the company on X at @strive.

About Semler Scientific, Inc. (Nasdaq: SMLR)
Semler Scientific, Inc. is the second U.S. public company to adopt Bitcoin as its primary treasury reserve asset and is a leader in medical devices and software to combat chronic diseases. By using proceeds from equity and debt financings, as well as cash flows from operations, Semler Scientific intends to strategically accumulate Bitcoin. In addition, through its healthcare businesses, Semler Scientific and its wholly-owned subsidiary, CardioVanta, Inc. develop and market products and services for early detection and monitoring of chronic diseases. Semler Scientific's flagship product, QuantaFlo, which is patented and cleared by the U.S. Food and Drug Administration (FDA), provides rapid point-of-care testing to measure arterial blood flow in the extremities. The QuantaFlo test aids in the diagnosis of peripheral arterial disease. Additional information about Semler Scientific can be found at www.semlerscientific.com.
Semler Scientific intends to use its Bitcoin dashboard and its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Semler Scientific's Bitcoin dashboard and Investor Relations website, in addition to following Semler Scientific's press releases, SEC filings, public conference calls, presentations, and webcasts.
Strive Media Contact:
media@strive.com
Strive Investor Contact:
ir@strive.com
Semler Scientific Investor Contact:
ir@semlerscientific.com
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein and the documents incorporated herein by reference may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, respectively, with respect to the proposed transaction (the “proposed transaction”), the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company's future financial performance, the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project," "predict," "potential," "assume," "forecast," "target," "budget," "outlook," "trend," "guidance," "objective," "goal," "strategy," "opportunity," and "intend," as well as words of similar meaning or other statements concerning opinions or judgments of Strive, Semler Scientific and/or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Other risks, uncertainties and assumptions, including, among others, the following:
•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Strive and Semler Scientific to terminate the merger agreement between Strive and Semler Scientific;
•the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;
•the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;
•the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
•the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•the diversion of management's attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;
•potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•changes in Strive’s or Semler Scientific’s share price before closing;
•Strive’s ability to retire Semler Scientific’s convertible notes or Coinbase loan;
•Strive’s ability to monetize Semler Scientific’s operating business;
•Strive’s ability to issue more SATA; and
•other factors that may affect future results of Strive, Semler Scientific or the combined company.
These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company's results.
Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Quarterly Report on Form 10-Q filed on November 14, 2025 and Strive’s Form S-4 filed on December 3, 2025, Semler Scientific’s Quarterly Report on Form 10-Q filed on November 12, 2025, and other documents subsequently filed by Strive and Semler Scientific with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date they are made and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
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